COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

12.	COMMITMENTS AND CONTINGENCIES

The Company from time to time may be involved in legal proceedings and disputes arising in the normal course of business. The Company believes that there are no material claims or actions pending or threatened against the Company.

On April 28, 2021, the Company entered into a financial advisory agreement, (“the agreement”) with Maxim Group, LLC (“Maxim”), a leading full-service investment banking, securities and wealth management firm, pursuant to which Maxim will provide certain advisory services including strategic corporate planning, capitalization, and marketing. Additionally, Maxim, will advise the Company with respect to its objective to list on a national securities exchange. As consideration for Maxim’s services pursuant to the agreement, the Company agreed to issue restricted shares of the Company’s common stock to Maxim equal to 2% of the outstanding shares of the Company’s Common Stock. As mentioned in Note 6, the Company issued 1,403,973 restricted shares, 1% of the outstanding shares of the common stock, upon execution of the agreement. Under the terms of the agreement, the Company is committed to issue additional restricted shares of 1% of the outstanding shares of its common stock upon a successful listing of the Company’s common stock to a national exchange (NASDAQ or NYSE).

On August 22, 2023, the Company received Summons from the National Labour Relations Commission (the “NLRC”) on behalf of its former employee (the “Complainant”) for mandatory conciliation/mediation conference. On November 16, 2023, the Company received a Notice of Decision from the NLRC ordering the Company to pay Complainant a monetary award of 3,152 USD.

On November 30, 2023, the Complainant submitted a Memorandum of Appeal to the NLRC. On December 11, 2023, the Company submitted Reply to the Memorandum of Appeal.

On July 4, 2024, the NLRC rendered its decision partially in favour of the Complainant. On January 14, 2025, the NLRC ordered a writ of execution to be issued against the Company.

Mr. Long Ding Jung was one of the first directors of the company. From the commencement of the company's operations, Mr. Long Ding Jung held a management position as Director and Chief Executive Officer and was involved in the management and operation of the company. In his capacity as Director and CEO, Mr. Long Ding Jung also was responsible for the company's business operations to generate sufficient sales and revenue to support the company's operating expenses and financial commitments.

Mr. Long Ding Jung commenced his employment with the company on 1 May 2017 with basic salary of RM33,000 per month. In view of the company's financial position, Mr Long Ding Jung arranged directors’ meetings whereby the outstanding salary payable would be held back until the Company became financially stable and obtained short-term loans from related parties company during his term of service period. The company pay director salary (Long Ding Jung) of RM15,000 every month up to June 30, 2023. On June 1,2023 Mr. Long Ding Jung tender resignation as Director and Chief Executive Officer.

Former Director filed winding up petition to the High Court Malaya Kuala Lumpur on 19th November 2025.

On July 8, 2026, the first hearing of the Winding-Up Petition was held before the Court. After hearing the submissions of the both parties, the court fixed the matter for Decision on 22.7.2026 on the winding up petition.

On 22nd July 2026, the company received notice from the High Court dismissed the Winding Up Petition against the Leet Entertainment Sdn Bhd with costs of RM10,000.00 to be paid to Leet Entertainment Sdn Bhd from the former director and Chief Executive Officer.

On 19th August 2026, Long Ding Jung not satisfied with the decision and has filed an appeal with the Court of Appeal against the Court decision dated 22 July 2026 dismissing the winding-up petition.